UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2008

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from Alpha Natural Resources, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2008, filed with the Securities and Exchange Commission (SEC) on May 5, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Income, and (iii) Condensed Consolidated Statements of Cash Flows.  Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Alpha Natural Resources, Inc.  The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such filing.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
100
The following materials from Alpha Natural Resources, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2008, filed on May 5, 2008, formatted in XBRL (Extensive Business Reporting Language):
(i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Income, and (iii) Condensed Consolidated Statements of Cash Flows.

EX-100.INS	XBRL Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

EX-100.LAB	XBRL Taxonomy Label Linkbase Document

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NATURAL RESOURCES, INC.

	By:	/s/ Vaughn R. Groves
Vaughn R. Groves
Vice President, Secretary and General Counsel

Date: June 23, 2008

Exhibit Index

Exhibit No.	Description

100
The following materials from Alpha Natural Resources, Inc. Quarterly Report on Form 10-Q for the three months ended March 31, 2008, filed on May 5, 2008, formatted in XBRL (Extensive Business Reporting Language):
(i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Income, and (iii) Condensed Consolidated Statements of Cash Flows.

EX-100.INS	XBRL Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema Document
EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document
EX-100.LAB	XBRL Taxonomy Label Linkbase Document
EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document